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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 16, 1998

                                BIONUTRICS, INC.
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-22011

             NEVADA                                     86-0760991

   (State or other jurisdiction of                      (IRS Employer
   incorporation or organization)                       Identification No.)

   2425 E. CAMELBACK RD., SUITE 650
            PHOENIX, AZ                                 85016-4214

 (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code: 602-508-0112
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Item 7. Exhibit
        PRESS RELEASE DATED FEBRUARY 26, 1998
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                                   COMPANY CONTACT:
                                        SANDRA GOTHAM MEEHAN
                                        SENIOR VICE PRESIDENT
                                        CORPORATE COMMUNICATIONS
                                        BIONUTRICS, INC.
FOR IMMEDIATE RELEASE                   (212) 628-6810
                                   INVESTOR RELATIONS CONTACT:
                                        DONNA N. STEIN/DAN DURKIN/CINDY REID
                                        MORGEN-WALKE ASSOCIATES, INC.
                                        (212) 850-5600
                                   PRESS CONTACT:
                                        RICHARD DUKAS/ANN TRAVERS
                                        MORGEN-WALKE ASSOCIATES, INC.
                                        (212) 850-5600

            BIONUTRICS, INC. SIGNS AGREEMENT WITH NOVARTIS NUTRITION

Phoenix, AZ, February 26, 1998 -- Bionutrics, Inc. (Nasdaq: BNRX) today announced that it has signed an agreement with Novartis Nutrition, a subsidiary of Novartis AG, a world leader in life sciences.

Under the agreement, Novartis Nutrition has made an initial investment in Bionutrics by purchasing $3 million of Bionutrics' stock and has been granted exclusive worldwide rights to evaluate Bionutrics' patented technology and rice bran-derived products for potential application as functional food ingredients.

Novartis Nutrition is a division of Novartis AG, a world leader in life sciences with core businesses in healthcare, agribusiness and nutrition. In 1997, Novartis Group sales were 31.2 billion Swiss francs (US$ 21.6 billion), of which 18.8 billion (US$ 13.0 billion) were in healthcare, 8.3 billion (US$
5.8 billion) in agribusiness and 4.1 billion (US$ 2.8 billion) in nutrition. The company annually invests more than 3 billion Swiss francs (US$ 2.1 billion) in R&D. Headquartered in Basel, Switzerland, Novartis employs about 87,000 people and operates in over 100 countries.

Bionutrics is an emerging biopharmaceutical company founded to discover and develop novel, biologically active compounds derived from natural sources. Natural, biologically active compounds have applications as ethical drugs as well as functional food ingredients and dietary supplements. Bionutrics intends to develop and market products that target these three applications, and also to generate profit by marketing the commodities that result from its processing of natural products. The first compounds discovered and patented by Bionutrics are novel tocotrienols from rice bran and are currently marketed as an ingredient for dietary supplements called Clearesterol(TM). The first brand that has been introduced is evolvE(R), Advanced Cardiovascular Dietary Supplement, with cholesterol-lowering, anti-oxidation and healthy blood circulation properties. evolvE(R) is available in over 40,000 stores nationwide, representing every major drugstore chain and all major mass merchandisers as well as GNC health stores.

                                    EXHIBIT



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                                BIONUTRICS, INC.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Bionutrics, Inc.
                                  (Registrant)


Dated: February 27, 1998                      By: /s/ George E. Duck, Jr.
                                                 -------------------------

                                             Its: Vice President, Finance
                                                 -------------------------
                                                  Secretary and Treasurer
                                                 -------------------------



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